UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025 (November 5, 2025)
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Skyward Specialty Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41591 (Commission File Number)	14-1957288 (I.R.S. Employer Identification Number)
800 Gessner Road, Suite 600 Houston, Texas		77024-4284
(Address of principal executive offices)		(Zip Code)
(713) 935-4800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SKWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensator Arrangements of Certain Officers.
On November 5, 2025, the Board of Directors (the "Board") of Skyward Specialty Insurance Group, Inc. (the "Company"), elected Christopher Peirce as a Class III director of the Board, effective February 1, 2026. The Board intends to appoint Mr. Peirce as Chair of the Audit Committee of the Board after the filing of the Company’s Form 10-K for the fiscal year ended December 31, 2025.
There is no arrangement or understanding between Mr. Peirce and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Peirce and any of the Company’s other directors or executive officers. There are no transactions between the Company and Mr. Peirce that are subject to disclosure under Item 404(a) of Regulation S-K.
The Board has determined that Mr. Peirce is an “independent director” for purposes of the rules and regulations of the Nasdaq Stock Market and under the Sarbanes-Oxley Act of 2002, as amended. Mr. Peirce will be entitled to receive compensation in the same manner as the Company’s other non-employee directors, pursuant to the Company’s director compensation program, as amended from time to time.
Mr. Peirce will enter into the Company’s standard form of indemnification agreement with the Company, which will provide indemnification protection for Mr. Peirce in connection with his service as a member of the Board.
Also on November 5, 2025, Robert Creager, a director, Chair of the Audit Committee and member of the Nominating and Corporate Governance Committee of the Board, informed the Board of his intent to not stand for re-election as a Class I director in 2026. Mr. Creager’s decision not to stand for re-election was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.
Item     7.01 Regulation FD Disclosure.
On November 11, 2025, the Company issued a press release announcing the foregoing appointment. The Company’s press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item     9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated November 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWARD SPECIALTY INSURANCE GROUP, INC.

Date:	November 12, 2025	/s/ Patricia Ryan
Patricia Ryan
General Counsel